Exhibit 10.8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LICENSE AGREEMENT

Between

INSTITUT PASTEUR, a non profit private foundation organized under the laws of France with offices at 25-28 rue du Docteur Roux, 75 724 Paris Cedex 15, France, VAT FR 65 775 684 897, represented by M. Christophe Mauriet, Senior Executive Vice-President for Administration, and M. Jean Derégnaucourt, Executive Vice President Business Development

Hereinafter referred to as “Institut Pasteur”

On one hand,

And

BLUEBIRDBIO INC., a company incorporated under the laws of Massachusetts, with offices at 840 Memorial Drive, Cambridge, MA 02139, United States, represented by Nick Leschly, Chief Executive Officer

Hereinafter referred to as “Licensee”,

On the other hand,

Hereinafter mentioned as a Party or the Parties.

Recitals

1. Institut Pasteur has identified and patented a specific nucleotide sequence having a triplex structure, hereinafter referred to as “DNA flap”, covered by patents and patent applications.

2. Institut Pasteur has granted several exclusive or non exclusive licenses on the DNA flap under several fields to companies.

3. Licensee is a company developing innovative gene therapies for severe genetic disorders.

4. Licensee wishes to obtain a license of such patents and commercialize products for gene therapy.

5. Licensee and Institut Pasteur have decided to discuss terms of a license agreement according to the terms and conditions of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Now, therefore, the Parties hereby agree as follow:

Article 1. Definitions

For the purpose of this Agreement, the terms used in this Agreement, in singular or in plural, shall have the respective meanings set forth below:

•

“Affiliate” means with respect to Licensee any party which (directly or indirectly) is controlled by, controls, or is under common control with, Licensee. For the purposes of this definition, the terms “control” and “controlled” mean the direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities of an entity, or such other relationship as results in actual control over the management, assets, business and affairs of such entity.

•	“Agreement” shall mean this license agreement together with its appendices which make integral part of it.

•

“Confidential Information” shall mean any and all confidential information, whatever its nature or its format, which is disclosed by one Party to the other Party hereunder and that is marked confidential or with similar term, if disclosed in writing, or if disclosed orally, identified as confidential at the time of disclosure. Notwithstanding the foregoing, any information which, by its nature and under the circumstances surrounding its disclosure is generally considered proprietary and confidential shall be deemed Confidential Information regardless of whether it is properly marked with legends or properly reduced to writing.

•

“Development Plan” shall mean a document defining the research and development of the Licensee and/or Affiliates as well as the commercial and financial development estimates of Licensee and/or Affiliates for its Product(s) using the Technology in the Field.

•	“Effective Date” shall mean the date of the last signature of this Agreement by the Parties.

•	“Ex vivo gene therapy” shall mean that cells are extracted from a patient, corrected by placing a healthy or functional gene(s) and transplanted back into patient.

•

“Field” shall mean ex vivo gene therapy for human disorders limited to adrenoleukodystophy (ALD) (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta hemoglobinopathies (including but not limited to beta-thalassemia and sickle cell anemia), [***], the “Field” includes in vivo as well as ex vivo gene therapy. Licensee and/or Affiliates shall have the right to request Institut Pasteur to expand the definition of “Field” to include additional clinical areas. [***] For clarity, the Field excludes any other fields and specifically prophylactic and therapeutic human and veterinary vaccination against all kind of pathogens, and the field of services of production and commercialisation of Good Manufacturing Practice (GMP) batches of lentiviral vectors for clinical trials. For clarity, the Field shall include production of GMP batches, by Licensee and its Affiliates [***]. For clarity, Institut Pasteur has already granted exclusive rights for services of production and commercialisation of Good Manufacturing Practice (GMP) batches of lentiviral vectors for clinical trials. [***]

•

“Improvement” shall mean any new invention, patentable or not, patented or not, of the Technology, which under applicable law, depends on, at least, one claim of the Patents. For clarity, an Improvement does not include any Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

•

“Net Sales” shall mean the gross amount, excluded taxes, invoiced for sale of Products manufactured or sold in the Territory, in finish or semi finish form by Licensee and/or Affiliates less the following items, consistent with U.S. GAAP:

a)	trade, quantity and cash discounts actually allowed;

b)	commissions, discounts, refunds, rebates, charge backs, retroactive price adjustments, and any other allowances paid to non-governmental Third Parties that effectively reduce net selling price;

c)	credits, allowances and refunds for actual Product rejections, returns and allowances;

d)	taxes, duties and other governmental charges on the sale, shipment or transfer of the Product; and

e)	duly justified governmental discounts, refunds, rebates, charge backs, retroactive price adjustments and any other allowances that effectively reduce net selling price.

It is understood that deductions set forth in a), b) and c) herein above shall not exceed [***] of gross revenue, excluded taxes, invoiced for sale of Products in the Territory.

•

“Patents” shall mean the patents and patents applications listed in Appendix 1, along with all other patent rights (including but not limited to continuations, continuations-in-part (but only for those claims of such continuations-in-part that are fully supported by the patents and patent applications listed in Appendix 1 as of the Effective Date), divisionals, renewals, reissues, re-examinations, patent term extensions) that claim priority in whole or in part to any such patents and patent applications.

•	“Product” shall mean all composition or product for gene therapy or method in the Field that incorporate the Technology.

•

“Rare Diseases” shall include adrenoleukodystophy (ALD) (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta hemoglobinopathies (including but not limited to beta-thalassemia and sickle cell anemia), [***]. Whether in the case of [***], such diseases shall be considered on a case-by-case basis and considered a Rare Diseases if the incidence or prevalence is similar to those diseases listed as Rare Diseases above. In these situations, Licensee and/or Affiliates shall provide justification as to whether such disease is a Rare Disease, in writing, prior to payment of the Milestone #4 or #5 as applicable.

•	“Technology” shall mean lentivirus vector containing DNA flap sequence covered by whole or part of the claims of the Patents.

•	“Territory” shall mean [***].

•	“Third Party” shall mean any party which is not Institut Pasteur or Licensee or its Affiliates.

Article 2. Scope

2.1. Under this Agreement, Institut Pasteur grants to Licensee and its Affiliates, that Licensee and its Affiliates accepts at their own risks, a license under the Patents in the Field and in the Territory for research and development, and to manufacture, have manufactured, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import or have imported the Products, to the exclusion of any other rights, which is:

•	exclusive for Products containing human (HIV-1 and HIV-2) lentivirus vector, and ;

•	non exclusive for Products containing non-human lentivirus vector.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.2. No right granted herein shall prevent Institut Pasteur or its licensees or research partners to conduct research in the Field.

2.3. This Agreement includes the right for Licensee and/or Affiliates to grant sublicenses in the Field and the Territory to and through multiple tier(s) of Third Party(ies).

Article 3. Licensee’s obligation

3.1. Licensee shall make, or shall cause its Affiliates and sublicensee to make, all reasonable commercial efforts (by reference to a company of similar size and scope to Licensee as of the Effective Date) to develop and commercialize one or more Products in the Field and to obtain any necessary governmental approvals in respect of, and market the Product(s) in the Field, if any. It is expressly agreed that fulfillment of the above obligation is an absolute requirement for this Agreement to be maintained into force.

3.2. Licensee shall provide annually, upon each anniversary date of the Effective Date, to Institut Pasteur an updated Development Plan, which will be Confidential Information of Licensee. [***]

3.3. Licensee is the sole responsible for securing the compliance of Products with applicable laws, rules and regulations, in particular, but without limitation, such as relating to ethics, the treatment of animals, and genetically modified organisms, if any.

Article 4. Intellectual property

4.1. The provisions of this Agreement shall not modify the ownership of the Technology and Patents.

4.2. Any Improvement of the Technology made without Institut Pasteur by the Licensee shall belong to Licensee.

4.3. Any Improvement of the Technology made with the help of Institut Pasteur will be co-owned by Institut Pasteur and Licensee. A specific agreement shall be established between the co-owners within six (6) months following the identification of the joint Improvement.

4.4. Upon request of Institut Pasteur, Institut Pasteur and Licensee agrees to meet in view to determine the conditions under which Licensee shall grant Institut Pasteur, a non exclusive, free license on the Improvement if possible and available mentioned in articles 4.2 and 4.3 above, for internal research purpose. Licensee and/or Affiliates shall ask to Institut Pasteur to submit a supplementary protection certificate (SPC) for any Product. To this aim, Licensee shall provide Institut Pasteur all necessary information. This SPC shall automatically be part of the Agreement.

4.5. From the Effective Date, Licensee shall pay to Institut Pasteur [***] of future external expenses engaged by Institut Pasteur for securing issuance of, and maintaining Patents or extending the duration of the Patents. Institut Pasteur shall not abandon any Patent without the prior notice of Licensee.

4.6. Upon written request, but at most once a year, Institut Pasteur shall keep Licensee informed of the status of issuance procedures of Patents, and shall update Appendix 1 accordingly.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.7. Licensee acknowledges that Institut Pasteur has expended significant resources and efforts to develop the Patents, and that the Patents represents highly valuable interests, [***].

4.8. In the case a Patent is challenged (including but not limited to a re-examination, opposition or interference proceeding, but not including when part of an infringement action described above), the Parties shall make available to the other all information they have, and shall meet to decide the defense strategy. [***]

Article 5. Infringement

5.1. Institut Pasteur and Licensee shall as soon as they become aware thereof mutually advise each other of any infringement of Patents by a Third Party in the Field. Institut Pasteur and Licensee shall make available to the other all information at their disposal on the basis of which nature and extend can be assessed.

5.2. [***]

5.3. In the case Licensee is sued by a Third Party regarding Technology in a Product, the Parties shall make available to the other all information they have, and shall meet to decide the defense strategy, if any, with respect to such Technology.

Article 6. Consideration

6.1. Within thirty (30) days of the Effective Date, Licensee shall pay to Institut Pasteur a one-time, non-refundable license issuance fee [***] exclusive of taxes. This amount cannot be set-off against future royalties.

6.2. For the development of each Product indication by indication, except in the case mentioned below, Licensee and/or Affiliates shall pay to Institut Pasteur the following milestones:

	[***]	[***]	[***]	[***]
Milestone 1: [***]	[***]	[***]	[***]	[***]
Milestone 2: [***]	[***]	[***]	[***]	[***]
Milestone 3: [***]	[***]	[***]	[***]	[***]
Milestone 4: [***]	[***]	[***]	[***]	[***]
Milestone 5: [***]	[***]	[***]	[***]	[***]
Milestone 6: [***]	[***]	[***]	[***]	[***]

For the foregoing table:

•	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

•	For each Product (including multiple indications for the same Product), only one column is applied and each milestone in such column is paid only once at the first occurrence of such event

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

For further clarity, with respect to the second tabbed paragraph above, if the same Product is developed or approved for more than one indication, the specified milestones for a column shall be paid one time only at the first occurrence of such event. As a specific example, [***].

6.3. Until the expiration of the last Patent claiming a Product in the Territory, Licensee and/or Affiliates shall pay to Institut Pasteur the following yearly royalty fees:

•	[***] of Net Sales for a Product with an indication in a Rare Disease, without stacking clause, and

•	[***] of Net Sales for a Product with an indication in a disease other than a Rare Disease, without stacking clause;

[***].

6.4. If the combined royalties Licensee and/or Affiliates would be required to pay to Institut Pasteur and Third Parties, is higher than [***] for one Product, Licensee and/or Affiliates may ask Institut Pasteur to negotiate the royalty fees of the article 6.3.

6.5. Licensee and/or Affiliates shall pay to Institut Pasteur a minimum annual fee [***] exclusive of taxes per twelve (12) month period and due at the end of such period which shall start from the fifth anniversary of the Effective Date of this Agreement for all Products. For clarity, such payment shall be offset by the royalties payments made to Institut Pasteur during such 12 month period. If no Product is on the market after the fifth anniversary of the Effective Date, this minimum annual fee shall be reduced [***] exclusive of taxes until the first Product shall be on the market, date on which the minimum annual fee shall be again [***] exclusive of taxes per twelve (12) month period.

6.6. Licensee and/or Affiliates shall pay to Institut Pasteur [***] of all cash and cash-equivalent consideration, whatever its nature, and in particular without limitation, all sums, milestones, royalties, exchange value of any counterpart in kind or in industry (but not duly justified payments for research and development) received by Licensee and/or Affiliates from its all sublicenses agreements granted by Licensee and/or Affiliates on the sole Technology.

6.7. On a indication-by-indication basis, in case of sublicenses relating to a Product, Licensee and/or Affiliates shall pay to Institut Pasteur on any and all cash and cash-equivalent consideration, whatever its nature, and in particular without limitation, all sums, milestones, royalties, exchange value of any counterpart in kind or in industry (but not duly justified payments for research and development) received by Licensee and/or Affiliates from a sublicensee:

•	[***] if the sublicense is signed for Product(s) in a preclinical stage development, or,

•	[***] if the sublicense is signed for Product(s) in a clinical stage of development.

6.8. If the combined royalties Licensee and/or Affiliates would be required to pay to Institut Pasteur and Third Parties, is higher than [***] for one Product, Licensee and/or Affiliates may ask Institut Pasteur to negotiate the royalty fees of the article 6.7.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.9. Notwithstanding the foregoing, in the case of a sublicense of the Technology for a Product for ALD (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta-thalassemia and/or sickle cell anemia, Institut Pasteur shall receive the same Milestones and Royalties as if Licensee and/or Affiliates itself were developing and commercializing such Product(s) (and thus no amounts shall be payable to Institut Pasteur under Article 6.7). Licensee and/or Affiliates shall be liable for ensuring such payment in accordance with the terms of this Agreement.

Article 7. Payment

7.1. Payment of royalties due under this Agreement shall be made within forty-five (45) days from the invoice date, after the end of each six-month period’s Net Sales (ending 30 June and 31 December) for the sum corresponding to that period.

7.2. Any payment due by Licensee, pursuant to this Agreement, shall be made in euros by check or by wire transfer to a bank account as designated by Institut Pasteur from time to time.

7.3. Royalties arising out of Net Sales achieved in currencies other than the Euro shall be converted at the current average exchange rate one month prior to the date upon which the royalties report is due, and shall be borne by Licensee.

7.4. Notwithstanding the provisions of this Agreement, sums paid to Institut Pasteur shall in any event be retained by Institut Pasteur. Any VAT (Value Added Tax) due, if any, shall be added to the invoiced amount at the then current rate, and shall be borne by Licensee.

7.5. Any withholding tax payable by Licensee on royalties due hereunder shall be deducted from royalties due for the relevant country. Licensee shall be responsible for obtaining and providing to Institut Pasteur evidence of the payment of such withholding taxes. Licensee shall assist Institut Pasteur to prevent any double taxation and shall provide Institut Pasteur on request with any document necessary to that end.

7.6. The royalties and other payments set forth in this Agreement shall, if overdue, bear interest until paid at a per annum rate of [***]. The payment of such interest shall not foreclose Institut Pasteur from exercising any other rights or actions it may have as a consequence of the lateness of any payment.

Article 8. Accounts

8.1. Licensee shall simultaneously with payments of royalties deliver to Institut Pasteur a report reflecting its accounts and sub-licenses accounts, pertaining to royalties calculated, on Net Sales, including:

•	[***];

•	[***]; and

•	[***].

Such report maybe delivered by email to the following email address (which address may be updated by written notice from Institut Pasteur to Licensee): Service de Transfert de Technologie, [***].

8.2. When no royalty is payable, a report so attesting shall be submitted to Institut Pasteur. The aforesaid reports shall be treated as Confidential Information of Licensee.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Such report maybe delivered by email to the following email address (which address may be updated by written notice from Institut Pasteur to Licensee): Service de Transfert de Technologie, [***].

8.3. Licensee shall keep complete and accurate records of all Net Sales, allowing a computation and checking of the royalty amount due to Institut Pasteur hereunder. Once a year and upon prior notice to Licensee and/or Affiliates, Institut Pasteur shall, throughout the term of this Agreement, and for a period of three (3) years following the end of this Agreement, be entitled to have at its own expense and during regular business hours Licensee’s records pertaining to this Agreement checked by an independent certified public accountant chosen by Institut Pasteur and reasonably acceptable to Licensee, which accountant shall enter into a confidentiality agreement with Licensee. Such accountant shall be appointed for the sole purpose of determining the amount of royalties due to Institut Pasteur hereunder, covering a period not to exceed the past three (3) years, provided that [***] such accountant shall report to Institut Pasteur only as to the accuracy of royalty statements and payments and that such reported information shall be considered to be Confidential Information of Licensee.

8.4. If, as a result of such audit, an adjustment is determined to be made in favor of Institut Pasteur, the accountant’s fees and expenses shall be borne by Licensee, if the sums underpaid by Licensee exceed [***] of what was actually paid by Licensee to Institut Pasteur; otherwise such fees and expenses shall be paid by Institut Pasteur. Licensee shall pay any underpaid royalties to Institut Pasteur.

Article 9. Confidentiality

9.1. Confidential Information does not include information for which it is evidenced that:

•	is publicly known and made generally available in the public domain prior to the time of disclosure by the providing Party,

•	becomes publicly known and made generally available after disclosure by the providing Party to the receiving Party through no action or inaction of the receiving Party,

•	is already in the possession of the receiving Party at the time of disclosure by the providing Party as shown by the receiving Party’s documentary evidence,

•	is obtained by the receiving Party from a Third Party without breach of such Third Party’s obligations of confidentiality, as shown by the receiving Party’s documentary evidence,

•	is required by law to be disclosed by the receiving Party.

9.2. In the event that the receiving Party is notified of a requirement to disclose the providing Party’s Confidential Information, the receiving Party shall notify the providing Party immediately upon receipt of such notice and not release the Confidential Information until such time as the providing Party has taken reasonable steps to seek an order of a court of competent jurisdiction to prevent the disclosure, or limit the extent of disclosure, of the providing Party’s Confidential Information.

9.3. During the term of this Agreement and five (5) years thereafter, the receiving Party agrees to keep confidential and cause its employees, consultants or students to keep confidential, all Confidential Information of the providing Party that is disclosed to it, or to any of its employees, consultants or students under or in connection with this Agreement.

9.4. Neither the receiving Party nor any of its respective employees, consultants or students, shall use Confidential Information for any other purpose whatsoever except as expressly permitted by this Agreement.

9.5. The receiving Party may not disclose providing Party’s Confidential Information to a Third Party without the prior written consent of the providing Party, other than for Licensee and/or Affiliates in connection with a proposed or actual sublicense or transaction permitted by Article 13.7 or for other reasonable business purposes, subject to the confidentiality protections stated above, for the purpose of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.6. Following expiration or termination of this Agreement, the receiving Party shall return all the Confidential Information to the providing Party, or destroy such Confidential Information at the providing Party request, with the exception that (1) one copy of the Confidential Information that may be retained by the receiving Party’s legal counsel for the purpose of verifying its obligations under this Agreement.

Article 10. Representations and Warranties

10.1. At the Effective Date, each Party represents and warrants to the other Party that it has the right to enter into this Agreement.

10.2. Licensee agrees that all Confidential Information or any other information or data communicated or provided by Institut Pasteur under this Agreement are communicated “as is”, without any warranty, expressed or implied, regarding accuracy, completeness, merchantability, fitness, patentability and/or performance. Any hazards, costs and risks that may be incurred by Licensee in connection with the use of all or part of the Products, resulting, in particular, from possible defects or from the eviction risk, are the sole responsibility of Licensee. Institut Pasteur shall not be liable for any consequential, indirect or punitive damages or lost profits of Licensee.

10.3. Institut Pasteur gives no warranty whatsoever express or implied, in respect of the Patents, in particular as regards of its usefulness, safety or fitness for a particular purpose. Institut Pasteur does not, either expressly or tacitly warrant that the use of the Patents granted under this Agreement shall allow the production of Product, as well as the manufacture, sale, use, importation, exportation and holding of Products shall not infringe a Third Party’s intellectual proprietary rights or violate any rights in particular license rights, already granted to a Third Party. Licensee undertakes not to enforce any remedy, including a claim under any guarantee against Institut Pasteur, for compensation of whatever damage which might arise out of or in connection with the use or non use of the Patents.

10.4. Nothing in the Agreement shall be construed as: (a) a warranty or representation by Institut Pasteur as to the validity or scope of any Patents; (b) a warranty or representation by Institut Pasteur that the practice under the Patents is or will be free from infringement of patents of any Third Party or rights granted to Third Party; (c) except as expressly set forth herein, an obligation to Institut Pasteur to sue Third Party for infringement; or (d) conferring by implication, estoppels or otherwise any license, immunity or right under any patent owned by or licensed to Institut Pasteur other than the Patents.

10.5. Institut Pasteur shall under no circumstances be held liable to Licensee, whether expressly or impliedly, for any direct, indirect, consequential or special damages in relation to the use or sale of Patents and/or Products by Licensee. Licensee shall indemnify and hold Institut Pasteur harmless from all costs and expenses of any kind, arising from or resulting of any Third Party claim against Institut Pasteur relating to the use, handling or storage by Licensee of the Patents or Confidential Information, as well as the manufacture, sale, use, importation, exportation and holding of Product, except where such claims arise from a finding of gross negligence or willful misconduct by Institut Pasteur only with respect to the Patents or Confidential Information, to the exclusion of Products. [***]

10.6. Institut Pasteur may terminate this Agreement with immediate effect in the event that Licensee, either directly or indirectly, or its Affiliates challenges the validity of any of the Patents.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Article 11. Term and Termination

11.1. This Agreement shall be effective from the Effective Date.

11.2. Unless sooner terminated under the articles below, this Agreement shall be effective until the last Patents to expire in the Territory.

11.3. This Agreement may be terminated without any indemnification, by either Party at any time during this Agreement if the other Party is in substantial breach of its obligations hereunder and has not cured such breach within sixty (60) days after a registered letter notifying such substantial breach, without prejudice of any right to pursue an action for damages as a result of such breach.

11.4. Institut Pasteur may also terminate this Agreement without fault where collective proceedings – bankruptcy, suspension of proceedings – are opened against Licensee and not dismissed within sixty (60) days thereafter.

11.5. Licensee may terminate this Agreement by a written notice sent ninety (90) days in advance.

11.6. Termination of this Agreement for any reason shall not affect each Party’s continuing obligations to the other Party under this Agreement or pursuing provisions. Upon termination of this Agreement, as long as there are always unexpired Patents under the Territory, this license shall automatically terminate and Licensee shall promptly cease any use of the Patents and shall cease manufacturing, importing, using and selling Products within [***] form the effective date of the termination.

11.7. Upon termination of this Agreement, Institut Pasteur shall have the right to retain any sums already paid by Licensee hereunder, and Licensee shall pay all sums accrued hereunder which are then due, including all sums generated during the three month period mentioned in Article 11.6 of this Agreement.

11.8. Articles 1, 3.3, 4.1 to 4.3, 7 to 10, 11.6, 11.7, 11.8 and 12 shall survive any termination or expiration of this Agreement.

Article 12. Litigation and governing law

12.1. This Agreement shall be construed and governed by the Laws of France. The language of this Agreement shall be English.

12.2. The Parties shall attempt to settle any dispute relating to this Agreement, its validity and/or its interpretation and/or its enforceability and/or its termination, in an amicable way. Should such attempts fails, the litigation will be held in the court of the competent jurisdiction in France.

Article 13. Miscellaneous

13.1. This Agreement contains the entire understanding and agreement between the Parties hereto with respect to its subject matter, and except where otherwise provided herein, supersedes any prior or contemporaneous written or oral agreement between them relating to the subject matter hereof.

13.2. The Parties agree to keep the existence and the terms and conditions of this Agreement strictly confidential, and shall not disclose the existence and the terms and conditions of this Agreement to any Third

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Party, except as required by law (including but not limited to in connection with a public securities offering) or by Licensee in connection with a proposed or actual sublicense or transaction permitted by Article 13.7 or for other reasonable business purposes. Moreover, nothing contained in this Agreement shall grant to Licensee a right to use for advertising, publicity or any promotional activity whatsoever Institut Pasteur’s names, trademarks, logo or any other designations, including in contracted or abbreviated form or by imitation, subject to a prior express written consent of Institut Pasteur. Notwithstanding the foregoing, Licensee may disclose the existence of this Agreement and the fact that Institut Pasteur has granted an exclusive license under the Patents to Licensee.

13.3. This Agreement may be amended only by a written amendment signed by the Parties.

13.4. If any term, provision or condition of this Agreement shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement shall remain in full force and effect.

13.5. Any notice required or permitted to be given under this Agreement shall be sufficient if sent by commercial courier or certified mail (return receipt requested), facsimile, or postage prepaid, addressed to the address mentioned in first page of this Agreement.

13.6. Neither Party shall be liable to the other for any default under this Agreement caused by war, riot, fire, flood, drought, act of God or any other cause which is beyond the reasonable control of the defaulting Party, as acknowledged by the court of competent jurisdiction.

13.7. This Agreement being entered into for the benefit of consideration of the Parties, shall not be assigned or transferred, whether in whole or in part, without the other Party’s prior written consent; provided that Licensee may assign this Agreement to an Affiliate or in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, and the assignee shall notify Institut Pasteur of such assignment and shall agree in writing to be bound to the terms of this Agreement as “Licensee” hereunder.

13.8. The relationship created by this Agreement shall be that of independent contractors.

13.9. The failure or neglect of a Party at any time, to require performance of the other Party of any provision hereof, shall not in any way affect the right to require such performance at any time thereafter. The waiver by a Party of any breach of any provision hereof shall not be held to be a waiver of any subsequent breach of the same provision or of any other provisions hereof.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized respective representative.

Made in Paris,

In duplicate.

Date: 08 SEP. 2011 /s/ Christophe Mauriet	Date: 13-Sept 2011 /s/ Nick Leschly
INSTITUT PASTEUR Christophe Mauriet Senior Executive Vice-President	BLUEBIRDBIO INC. Nick Leschly Chief Executive Officer

Date: 26/8/11 /s/ Jean Derégnaucourt INSTITUT PASTEUR Jean Derégnaucourt Executive Vice-President Business Development

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Appendix 1

Patents

Invention	Priority/Filing date Extension/Filing date	Territories / Filing date Legal Status
[***]

Institut Pasteur hereby confirms that the foregoing is a complete and accurate list of all the Patents as the Date of August 11,2011.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT N°1 TO THE LICENSE AGREEMENT

Between

INSTITUT PASTEUR, a non profit private foundation organized under the laws of France with offices at 25-28 rue du Docteur Roux, 75 724 Paris Cedex 15, France, VAT FR 65 775 684 897, represented by M. Christophe Mauriet, Senior Executive Vice-President for Administration

Hereinafter referred to as “Institut Pasteur”

On one hand,

And

BLUEBIRDBIO INC., a company incorporated under the laws of Massachusetts, with offices at 840 Memorial Drive, Cambridge, MA 02139, United States, represented by Nick Leschly, Chief Executive Officer

Hereinafter referred to as “Licensee”,

On the other hand,

Hereinafter mentioned as a Party or the Parties.

Recitals

1. The Parties have signed a license agreement on September 13, 2011 on a patented specific nucleotide sequence having a triplex structure, referred to as “DNA flap”.

2. Institut Pasteur has granted several exclusive or non exclusive licenses on the DNA flap under several fields to companies, [***].

3. Institut Pasteur has negotiated with a licensee to obtain rights for the Licensee in this field of services of production and commercialization of Good Manufacturing Practice (GMP) batches of lentiviral vectors for clinical trials, according to the terms and conditions of this Amendment n°1.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Now, therefore, the Parties hereby agree as follow:

Article 1. Scope

The scope of this Amendment n°1 is to extend the Field of the Agreement and the license grants by Institut Pasteur.

Article 2. Modifications

2.1. The definition of the Field in the article 1 of the Agreement is replaced by the following definition as from the effective date of this Amendment n°1:

•

“Field” shall mean ex vivo gene therapy for human disorders limited to adrenoleukodystophy (ALD) (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta hemoglobinopathies (including but not limited to beta-thalassemia and sickle cell anemia), [***] for [***] the “Field” includes in vivo as well as ex vivo gene therapy. [***]

2.2. The article 2.1 of the Agreement is modified as follow, as from the effective date of this Amendment n°1:

“2.1. Institut Pasteur hereby grants to Licensee, its Affiliates, that Licensee, its Affiliates accept at their own risk, a license under the Patents in the Field and in the Territory for research and development, and to manufacture, have manufactured, make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import or have imported the Products, to the exclusion of any other rights, the said license being:

•	exclusive for Products containing human (HIV-1 and HIV-2) lentivirus vector;

•	nonexclusive for Products containing non-human lentivirus vector.

In addition, Institut Pasteur hereby grants to Licensee, its Affiliates and sublicensees, that Licensee, its Affiliates and sublicensees accept at their own risk, a nonexclusive license under the Patents in the Field and in the Territory to make or to have made by a Thirty Party Good Manufacturing Practice (GMP) batches of lentiviral vectors for its/their own clinical trials on Products, provided that such Third Party makes Good Manufacturing Practice (GMP) batches of lentiviral vectors solely for the Licensee, its Affiliates and sublicensees clinical trials of Products above mentioned.

2.3. The article 10.5 of the Agreement is modified as follow, as from the effective date of this Amendment n° l: the last sentence of such article 10.5 is modified as follow: [***]

Article 3. Miscellaneous

3.1. All the other provisions of the Agreement remain unchanged and fully applicable between the Parties.

3.2. This Amendment n°1 is effective from the date of signature by the Parties.

3.3. This Amendment n°1 makes integral part of the Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized respective representative.

Made in Paris,

In duplicate.

Date: 27 AVR. 2012 /s/ Christophe Mauriet	Date: /s/ Nick Leschly
INSTITUT PASTEUR Christophe Mauriet Senior Executive Vice-President	BLUEBIRDBIO INC. Nick Leschly Chief Executive Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT N°2 TO THE LICENSE AGREEMENT

Between

INSTITUT PASTEUR, a non profit private foundation organized under the laws of France with offices at 25-28 rue du Docteur Roux, 75 724 Paris Cedex 15, France, VAT FR 65 775 684 897, represented by M. Christophe Mauriet, Senior Executive Vice-President for Administration

Hereinafter referred to as “Institut Pasteur”

On one hand,

And

BLUEBIRDBIO INC., a company incorporated under the laws of Delaware, with offices at 840 Memorial Drive, Cambridge, MA 02139, United States, represented by Nick Leschly, Chief Executive Officer

Hereinafter referred to as “Licensee”,

On the other hand,

Hereinafter mentioned as a Party or the Parties.

Recitals

1. The Parties have signed a license agreement on September 13, 2011 on a patented specific nucleotide sequence having a triplex structure, referred to as “DNA flap”, modified by an amendment n°1 dated April 27, 2012 (the “Agreement”).

2. The Licensee has initiated a program to treat cancerous and/or pre-cancerous conditions by genetically modifying T cells to express antigen binding domain(s) on their surface that target tumor associated antigen(s).

3. Institut Pasteur agrees to extend the Field as follows, and the Parties agree to modify some definitions, according to the terms and conditions of this Amendment n°2.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Now, therefore, the Parties hereby agree as follow:

Article 1. Scope

The scope of this Amendment n°2 is to extend the Field of the Agreement and the license granted by Institut Pasteur, and to make some modifications.

Article 2. Modifications

2.1. The following definitions shall replace the definitions of the Agreement:

•

“Gene therapy” shall mean the use of a vector containing at least one DNA sequence that encodes at least one protein, in order to restore the functional activity of one or more resident non-functional gene copies, or provide for the introduction and expression of novel protein(s) not normally expressed in the cell type or expression of protein(s) that do not exist normally in nature. The introduced protein(s) are not intended to generate a prophylactic and/or therapeutic immune response against the protein encoded by the introduced DNA sequence of interest for use in Vaccination.

•	“Ex vivo” shall mean that cells are extracted from a patient, corrected or otherwise modified by Gene Therapy, and transplanted or dosed back into patient.

•

“Vaccination” shall mean the use of a vector containing at least one DNA sequence that encodes at least one protein with the intent to generate an immune response against the protein encoded by the DNA sequence of interest to cause a prophylactic or therapeutic effect in humans and other animals. The protein encoded by the DNA sequence of interest shall not restore an altered or non existing protein function or, modify existing protein function.

•

“Field” shall mean ex vivo Gene therapy for human disorders limited to adrenoleukodystophy (ALD) (including but not limited to AMN, CCALD, and all other variants of this disease caused by genetic mutations), beta hemoglobinopathies (including but not limited to beta-thalassemia and sickle cell anemia), [***] leukemias, lymphomas, B-cell malignancies and solid tumors by producing chimeric antigen receptor T-cells [***] for [***] and [***] the “Field” includes in vivo as well as ex vivo Gene therapy. [***]

2.2. The following sentence is hereby added to the end of Article 2.1 of the Agreement: “At Licensee’s request, the Parties agree to discuss in good faith about the [***].”

2.3. The following sentence is hereby added to the end of Article 4.4 of the Agreement: “Further, Licensee shall have the right to seek patent term extension according to the Drug Price Competition and Patent Term Restoration Act of 1984 (Hatch-Waxman) for any Patent based on Product(s) (in addition to an SPC(s) as provided in Article 4.4). Institut Pasteur will reasonably assist Licensee if Licensee elects to initiate to obtain any such patent term extension”.

Article 3. Other Terms

3.1. Upon signature of this Amendment 2 by the Parties, Licensee shall pay Institut Pasteur [***] exclusive of taxes. This amount cannot be set-off against future royalties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Article 4. Miscellaneous

4.1. All the other provisions of the Agreement remain unchanged and fully applicable between the Parties.

4.2. This Amendment n°2 is effective from the date of signature by the Parties.

4.3. This Amendment n°2 makes integral part of the Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized respective representative.

Made in Paris,

In duplicate.

Date: 16 OCT. 2012 /s/ Christophe Mauriet	Date: 16 OCT. 2012 /s/ Nick Leschly
INSTITUT PASTEUR Christophe Mauriet Senior Executive Vice-President	BLUEBIRDBIO INC. Nick Leschly Chief Executive Officer